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                                                                     EXHIBIT 21


                      (21) Subsidiaries of the Registrant

                                 March 24, 1995


                                                         State of                    Date of
Parent Company                                           Incorporation            Incorporation
--------------                                           -------------            -------------
United Parcel Service of America, Inc.                   Delaware                 May 9, 1930

  Wholly Owned Subsidiaries
  -------------------------

  United Parcel Service Co.                              Delaware                 January 22, 1953
  United Parcel Service Deutschland Inc.                 Delaware                 September 10, 1980
  United Parcel Service General Services Co.             Delaware                 November 4, 1957
  United Parcel Service, Inc.                            New York                 June 27, 1930
  United Parcel Service, Inc.                            Ohio                     March 19, 1934

  United Parcel Service, Inc. (Virginia)                 Virginia                 September 21, 1970
  UPS Customhouse Brokerage, Inc.                        Delaware                 April 1, 1985
  UPS International General Services Co.                 Delaware                 August 12, 1988
  UPS International, Inc.                                Delaware                 July 5, 1988
     UPS International Forwarding, Inc.                  Delaware                 August 13, 1990
     UPS of Ireland, Inc.                                Delaware                 January 9, 1992
     UPS of Argentina, Inc.                              Delaware                 March 17, 1992
     UPS of Brazil, Inc.                                 Delaware                 November 12, 1993
     UPS of Portugal, Inc.                               Delaware                 June 30, 1992
     UPS of Norway, Inc.                                 Delaware                 September 25, 1992
     United Parcel Service Espana Ltd.                   Delaware                 December 4, 1992
     United Parcel Service Italia, S.R.L.                Delaware                 January 11, 1993
  UPS Truck Leasing, Inc.                                Delaware                 September 11, 1981

  UPS Worldwide Forwarding, Inc.                         Delaware                 August 12, 1988
  UPS Worldwide Logistics, Inc.                          Delaware                 December 18, 1992
  UPICO Corporation                                      Delaware                 December 26, 1974
  Jet Fuel Service Co.                                   Delaware                 February 7, 1989
  Diversified Trimodal, Inc.                             Delaware                 July 25, 1979

  Merchants Parcel Delivery                              Washington               April 5, 1909
  Texas United Parcel Service, Inc.                      Texas                    March 16, 1951
  Trailer Conditioners, Inc.                             Delaware                 March 22, 1982
  II Morrow, Inc.                                        Oregon                   March 9, 1982
  Red Arrow Bonded Messenger Corporation                 California               November 16, 1922

  UPS Air Leasing, Inc.                                  Delaware                 October 12, 1989
     Avenair Corporation                                 Nevada                   November 14, 1994
     Nevair Corporation                                  Nevada                   November 10, 1994
  Roadnet Technologies, Inc.                             Delaware                 May 12, 1986
  UPS Telecommunications, Inc.                           Delaware                 April 25, 1990
  UPS Properties, Inc.                                   Delaware                 May 9, 1990
     El Paso Distribution Center, Inc. (One)             Texas                    September 17, 1990
     El Paso Distribution Center, Inc. (Two)             Texas                    September 17, 1990
     Tri-State Distribution, Inc. (One)                  Illinois                 September 14, 1990
     Tri-State Distribution, Inc. (Two)                  Illinois                 September 14, 1990
     Tri-State Distribution, Inc. (Three)                Illinois                 September 14, 1990
     Tri-State Distribution, Inc. (Four)                 Illinois                 September 14, 1990
     Tri-State Distribution, Inc. (Five)                 Illinois                 September 14, 1990
     Vista Distribution Center, Inc. (One)               Nevada                   September 14, 1990
     Vista Distribution Center, Inc. (Two)               Nevada                   September 14, 1990
     Vista Distribution Center, Inc. (Three)             Nevada                   September 14, 1990
     Vista Distribution Center, Inc. (Four)              Nevada                   September 14, 1990
     Vista Distribution Center, Inc. (Five)              Nevada                   September 14, 1990
  Upinsco, Inc.                                          U.S. Virgin Islands      December 1, 1994

                                                         State of                 Date of
  Wholly Owned Subsidiaries (cont.)                      Incorporation            Incorporation
  -------------------------                              -------------            -------------
  Adi Realty Company                                     Idaho                    March 30, 1979
  Alko Corporation                                       Oklahoma                 December 7, 1976
  Bardale Company                                        Illinois                 July 1, 1965
  Basplaz Corporation                                    Delaware                 January 16, 1987
  Brastock Corporation                                   Nebraska                 April 15, 1974

  Brookind Corporation                                   Illinois                 January 26, 1970
  Buckroe Corporation                                    Alabama                  September 17, 1984
  Burdence Corporation                                   Rhode Island             September 26, 1969
  Chasreal, Inc.                                         West Virginia            January 20, 1965
  Cleve Company                                          Ohio                     December 19, 1958

  Cova Corporation                                       Virginia                 March 13, 1978
  Dakkel Corporation                                     South Dakota             February 11, 1971
  Dalho Corporation                                      Texas                    January 29, 1970
  Darico, Inc.                                           Connecticut              May 26, 1969
  Daven Corporation                                      Iowa                     June 14, 1976

  Deerfield Corporation                                  Illinois                 June 20, 1986
  Denado Corporation                                     Colorado                 March 1, 1971
  Dullesport Corporation                                 Virginia                 September 2, 1987
  Edison Corporation                                     New Jersey               April 21, 1970
  Elsil Corporation                                      Illinois                 July 3, 1986

  Evind Corporation                                      Indiana                  November 6, 1969
  Fardak Corporation                                     North Dakota             February 11, 1971
  Galanta Company                                        Georgia                  July 15, 1968
  Kylou, Inc.                                            Kentucky                 May 24, 1982
  Labar Corporation                                      Louisiana                October 12, 1983

  Lakefair Corporation                                   Virginia                 September 1, 1987
  Mascester Company, Inc.                                Massachusetts            June 13, 1969
  Masreal Company, Inc.                                  Massachusetts            November 8, 1962
  Mexalb Corporation                                     New Mexico               September 15, 1975
  Minneagen Real Estate Company                          Minnesota                January 28, 1985

  Missjack Company                                       Mississippi              January 4, 1971
  Montbill Corporation                                   Montana                  July 22, 1976
  Moroc Corporation                                      Missouri                 October 16, 1972
  Newbany Corporation                                    New York                 September 23, 1969
  Nubee, Inc.                                            New York                 December 9, 1943

  Oshcon Corporation                                     Wisconsin                April 16, 1974
  Parkprop, Inc.                                         Kansas                   March 7, 1989
  Penallen Corporation                                   Pennsylvania             July 7, 1969
  Ralcar Corporation                                     North Carolina           April 20, 1970
  Rockapar Corporation                                   Arkansas                 April 30, 1973

  Royoak, Incorporated                                   Michigan                 July 10, 1969
  Sallad Corporation                                     Texas                    February 26, 1982
  Saluta Corporation                                     Utah                     February 22, 1977
  Saskan Corporation                                     Kansas                   June 16, 1969
     Kacika Corporation                                  Kansas                   November 13, 1984
  Socol Company, Inc.                                    South Carolina           July 2, 1969





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

                                                         State of                 Date of
  Wholly Owned Subsidiaries (cont.)                      Incorporation            Incorporation
  -------------------------                              -------------            -------------
  Solacal Company                                        California               February 16, 1966
     Lacalos Corporation                                 Nevada                   January 29, 1986
  Sophil Company                                         Pennsylvania             August 22, 1962
  South Seventh Corporation                              Washington               June 11, 1969
  Stadiana, Inc.                                         Indiana                  April 1, 1959
  Swanpor Corporation                                    Oregon                   May 13, 1970

  Temphis Corporation                                    Tennessee                September 10, 1969
  Valacal Company                                        California               July 7, 1966
  Verbal Corporation                                     Maryland                 September 18, 1969
  Verlas Corporation                                     Nevada                   March 24, 1971
  Willmanch Corporation                                  New Hampshire            October 30, 1973

  Wycas Corporation                                      Wyoming                  June 10, 1976
  Wyld, Inc.                                             Delaware                 September 5, 1980





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